The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

[FORM OF PROSPECTUS SUPPLEMENT]

(To Prospectus dated [              ], 2018)

THE HERZFELD CARIBBEAN BASIN FUND, INC.

[              ] Shares

Common Stock

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, or the “1940 Act.” The Fund’s investment adviser is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc., or the “Adviser.” The Fund’s investment objective is long-term capital appreciation. To achieve our objective, we invest in issuers that are likely, in the Adviser’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela, or the “Caribbean Basin Countries.” We invest at least 80% of our total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately [ ] of the Fund’s total assets as of [ ]. Total assets includes the amount of any borrowings for investment purposes. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. For additional information, see “Investment Objective and Policies” in the accompanying prospectus. Equity and equity-linked securities include, but are not limited to, common stock, preferred stock, debt securities convertible into equity, warrants, options and futures. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that our investment objective will be achieved.

Our common stock is traded on the NASDAQ Capital Market under the symbol “CUBA.” On [ ], 2018, the last reported sales price on the NASDAQ Capital Market for our common stock was $[ ] per share. We determine the NAV per share of our common stock no less frequently than monthly. Our NAV per share of our common stock as of [ ], 2018 was $[ ] (unaudited) and our total net assets were $[ ] (unaudited). As of [ ], 2018, there were [ ] shares of our common stock outstanding.

You should review the information set forth under “Risk Factors and Special Considerations” on page [ ] of the accompanying prospectus before investing in our common stock or preferred stock.

Sales Load	Per Common Share			Total(1)
Public Offering Price	$	[	]	$	[	]
Underwriting discounts and commissions	$	[	]	$	[	]
Proceeds, before expenses, to us	$	[	]	$	[	]

(1)	The aggregate expenses of the offering are estimated to be $[ ], which represents approximately $[ ] per share.

The underwriters may also purchase up to an additional [          ] common stock from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within [        ] days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[            ] and the total underwriting discounts and commissions would be $[      ]. The common stock will be ready for delivery on or about [          , ].

Please carefully read this prospectus supplement and the accompanying prospectus before investing in our common stock and keep each for future reference. This prospectus supplement and the accompanying prospectus set forth concisely important information about us that a prospective investor ought to know before investing in our securities. The Fund is required to file with or submit to the U.S. Securities and Exchange Commission, or “SEC,” annual, semi-annual and quarterly reports, proxy statements and other information about us. You may request copies of these reports and filings, including this prospectus supplement and accompanying prospectus, free of charge, make inquiries or request other information about us by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 or by telephone at (800) TJH-FUND (toll-free) or (305) 271-1900. Copies of these reports and filings are also available free of charge through our website at http://herzfeld.com/cuba. The SEC also maintains a website at http://www.sec.gov that contains this information. The inclusion of our website address above and elsewhere in this prospectus supplement and the accompanying prospectus is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus.

An investment in our common stock should be considered speculative and involves a high degree of risk, including the risk of a total loss of investment. Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Prospectus Supplement Summary—Summary Risk Factors” beginning on page S-[ ] of this prospectus supplement, “Supplemental Risk Factors” beginning on page S-[ ] of this prospectus supplement, “Prospectus Summary—Risk Factors and Special Considerations” beginning on page [ ] of the accompanying prospectus and “Risk Factors and Special Considerations” beginning on page [ ] of the accompanying prospectus to read about the risks you should carefully consider before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if the prospectus or this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

PROSPECTUS SUPPLEMENT

Page
ABOUT THIS PROSPECTUS SUPPLEMENT	S-
PROSPECTUS SUPPLEMENT SUMMARY	S-
THE OFFERING	S-
FEES AND EXPENSES	S-
SUPPLEMENTAL RISK FACTORS	S-
USE OF PROCEEDS	S-
FINANCIAL HIGHLIGHTS	S-
PRICE RANGE OF COMMON STOCK	S-
PLAN OF DISTRIBUTION	S-
LEGAL MATTERS	S-
EXPERTS	S-
AVAILABLE INFORMATION	S-

PROSPECTUS

PROSPECTUS SUMMARY
Information Regarding the Fund
The Offering
Information Regarding the Adviser and Custodian
Closed-End Fund Structure
Investment Focus
Summary Risk Factors and Special Considerations
FEES AND EXPENSES
Fee Table
FINANCIAL HIGHLIGHTS
PRICE RANGE OF COMMON STOCK
Share Price Data
USE OF PROCEEDS
INVESTMENT OBJECTIVE AND POLICIES
Investment Policies - General
Special Leverage Considerations
Repurchase Agreements
Debt Securities
Securities Lending
Portfolio Turnover
Investment Restrictions
RISK FACTORS AND SPECIAL CONSIDERATIONS
Risks Related to Offerings Pursuant to this Prospectus
Discount From Net Asset Value.
Risks of Investing in Caribbean Basin Countries
Risks Relating to Equity and Equity-Linked Securities
Risk Relating to Our Adviser and its Affiliates
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
MANAGEMENT OF THE FUND
Board of Directors
Information About Directors and Officers
Risk Oversight
Committees of the Board
Ownership of the Fund By Directors
Director Compensation

Investment Adviser and Portfolio Manager
Investment Adviser
Portfolio Managers
Investment Advisory Agreement
Benefit to the Adviser
Rights Offerings
Expenses of the Fund
PORTFOLIO TRANSACTIONS AND BROKERAGE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
General
Code of Ethics
Compliance Policies and Procedures
Sarbanes-Oxley Act of 2002
Proxy Voting Policies and Procedures
DESCRIPTION OF COMMON STOCK
Share Repurchases and Tender Offers
Certain Provisions of Articles of Incorporation and Bylaws
Subscription Rights
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN
PLAN OF DISTRIBUTION
TAXATION
Federal Taxation of the Fund and its Distributions
DETERMINATION OF NET ASSET VALUE
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR
LEGAL MATTERS
EXPERTS
FINANCIAL STATEMENTS
AVAILABLE INFORMATION
APPENDIX A	A-1
APPENDIX B	B-1

ABOUT THIS PROSPECTUS SUPPLEMENT

The Fund has filed with the SEC a registration statement on Form N-2 (Securities Act File No. 333-202213; Investment Company Act File No. 811-06445) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was declared effective on [ ]. This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. This prospectus supplement may add, update or change information contained in the accompanying prospectus. To the extent that any statement we make in this prospectus supplement is inconsistent with statements made in the accompanying prospectus or any previously filed documents incorporated by reference herein or therein, the statements made in this prospectus supplement will be deemed to modify or supersede those made in the accompanying prospectus and such documents incorporated by reference herein and therein. Please carefully read this prospectus supplement and the accompanying prospectus, including the sections entitled “Prospectus Supplement Summary—Summary Risk Factors” and “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus, together with the additional information described under the heading “Available Information” included in this prospectus before investing in our common stock.

Neither we nor [ ] has authorized any dealer, salesperson, representative or other person to give any information or to make any representation other than those contained in this prospectus supplement, if any, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus supplement and is qualified in its entirety by the more detailed information included elsewhere in this prospectus supplement and the accompanying prospectus. This summary does not purport to be a complete discussion of all matters referred to in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of the offering of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the shares we are offering.

You should carefully read the sections entitled “—Summary Risk Factors” and “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations in the accompanying prospectus, and our financial statements included in our Annual Report to stockholders for the fiscal year ended June 30, [ ], filed with the SEC on [ ]. References to “fiscal year” mean our applicable fiscal year which ends on June 30th in such year.

Except where the context requires otherwise, the terms the “Fund,” “we,” “us” and “our” refer to The Herzfeld Caribbean Basin Fund, Inc. and the “Adviser” refers to HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc.

Overview

The Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland that has registered as an investment company under the 1940 Act. The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the “Code.”

Our investment objective is long-term capital appreciation. To achieve our objective, we invest in issuers that are likely, in the Adviser’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela, or the “Caribbean Basin Countries.” We invest at least 80% of our total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately [ ]% of the Fund’s total assets as of [ ]. Total assets includes the amount of any borrowings for investment purposes. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. For additional information, see “Investment Objective and Policies” in the accompanying prospectus. Equity and equity-linked securities include, but are not limited to, common stock, preferred stock, debt securities convertible into equity, warrants, options and futures. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that our investment objective will be achieved.

Distributions

We currently intend to distribute to stockholders, at least annually at such time so as to avoid imposition of excise taxes, substantially all of our investment company taxable income (i.e., net investment income and any net short-term capital gains less expenses). Net investment income for this purpose is income other than realized net capital gain (i.e., the extent of net long-term capital gains over net short-term capital losses). We determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses. Our current policy is to comply with the provisions of the Code, that are applicable to regulated investment companies and to distribute substantially all our taxable income to our stockholders. Under these provisions, we are not subject to federal income tax on our taxable income and no federal tax provision is required.

We paid annual distributions to our common stockholders of [ ].

For additional information, see “Dividends and Distributions; Dividend Reinvestment Plan” and “Taxation” in the accompanying prospectus.

Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company under the 1940 Act, commonly referred to as a “closed-end fund.” Closed-end management investment companies differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their stock at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end management investment company, he or she must trade them on the market, like any other stock, at the prevailing market price at that time.

With respect to a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem, or buy back, the shares at NAV. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end management investment companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end management investment companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as investments in illiquid securities.

When shares of closed-end management investment companies are traded, they may trade at a discount to their NAV. This characteristic of shares of closed- end management investment companies is a risk separate and distinct from the risk that the closed-end management investment company’s NAV may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to the Fund’s articles of incorporation.

Investment Focus

The Fund’s investment objective is to obtain long-term capital appreciation. This objective may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. As further described below, the Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from a Caribbean Basin Country, which we refer to collectively as “Caribbean Basin Companies.” Current income through receipt of interest or dividends from the Fund’s securities is incidental to the Fund’s efforts to attain its investment objective.

The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from economic, political, structural and technological developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. Total assets includes the amount of any borrowings for investment purposes. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately [ ] of the Fund’s total assets as of[ ].

Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba, which we refer to as “companies strategically linked to Cuba.” Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

The United States re-established diplomatic relations with Cuba and reopened the U.S. embassy in Havana on July 20, 2015. Additionally, the U.S. Department of the Treasury has implemented certain regulatory changes that may facilitate travel to Cuba by U.S. trade delegations and by U.S. citizens who engage in certain commercial activities, although the future impact that these changes may have on travel related to possible investment in Cuba or Cuban securities (if any such investment activities become legally permissible) is not yet clear. There can be no assurances that the U.S. trade embargo against Cuba will ever be lifted or eased or, if and when such lifting or easing of the embargo commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund. If investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain risks and special considerations not typically associated with investing in securities of U.S. companies would be relevant to such securities. These risks include, among others, restrictions on foreign investment and on repatriation of capital invested in Cuba, unstable currency exchange and fluctuation, the absence of a capital market structure or market oriented economy, potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established), continued political and economic risks and other risks described in “—Summary Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus.

Equity securities of public and private companies that may be purchased by the Fund consist of common stock, convertible and non-convertible preferred stock (whether voting or non-voting), debt with equity warrants and unattached warrants. Debt issued with a warrant entitles the holder to purchase equity shares and differs from convertible debt because the conversion feature is in the form of a separately traded warrant. Equity-linked securities of public and private companies that may be purchased by the Fund consist of debt securities convertible into equity and securities such as warrants, options and futures, the prices of which are functions of the value of the equity securities receivable upon exercise or settlement thereof.

We may invest up to 20% of our assets in non-equity linked debt securities including foreign denominated corporate debt and sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities.

For more information, see “Investment Objective and Policies” in the accompanying prospectus.

Investment Opportunity

We intend to use all or substantially all of the net proceeds from this offering, if any, to acquire investments in accordance with our investment objective and policies as described in this prospectus supplement and for general corporate purposes. Our Adviser believes any such net proceeds may permit the Fund to make strategic investments in additional securities of issuers currently held by us or in other issuers not currently held by us without having to dispose of any securities we hold. Accordingly, we believe this offering may permit the Adviser to implement the Fund’s investment strategy more effectively. In addition to providing us the ability to invest pursuant to our investment strategy with more flexibility and efficiency, we may achieve certain economies of scale by spreading our fixed costs over a larger asset base, thereby reducing the Fund’s expense ratio per share. See also “Use of Proceeds” in this prospectus supplement.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Caribbean Basin Companies. An investment in the Fund should be considered speculative and involves a high degree of risk. The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

Risks that you should carefully consider before investing in our common stock include, but are not limited to, the following:

▪	Investing in the securities of Caribbean Basin Companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, but not limited to, currency fluctuations, political and economic risks, limited liquidity, high inflation and monetary repatriation restrictions.

▪	Equity securities in which we invest are sensitive to general movements in the stock market, may experience a decline in value due to adverse events affecting the issuer of such securities and, in the event of liquidation or bankruptcy of the issuer, would generally have a lower priority with respect to any distribution of the assets of the issuer than holders of other classes of securities or creditors.

▪	Equity-linked securities are subject to market risk and other risks of the referenced equity security, risks related to the market prices for debt securities and counterparty risk, among other risks.

▪	Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law; if investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain risks and special considerations not typically associated with investing in securities of U.S. companies would be relevant to those securities.

▪	As a “non-diversified” investment company, the Fund’s investments involve greater risks than would be the case for a similar diversified investment company.

▪	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

▪	We may not distribute to stockholders any net realized long-term capital gains in excess of net realized short-term capital losses.

▪	A stockholder’s economic and/or voting interest in the Fund may be diluted if we issue additional shares of common stock in this offering or in any subsequent offering.

▪	Certain provisions in our articles of incorporation, as amended, and our bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

▪	Certain local or global events have had, and may in the future have, a disruptive effect on the securities markets, including the market on which our common stock is traded.

▪	The NAV of our common stock may fluctuate significantly, and the NAV and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance.

▪	Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below NAV per share.

▪	Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States and often involve special risks not present in U.S. investments that can increase the chances that we will lose money.

▪	We may invest from time to time a substantial amount of our assets in issuers located in a single country or a limited number of countries, which may increase the risk and/or volatility of our investment performance.

▪	Changes in foreign currency exchange rates may affect the value of our portfolio as securities and other instruments in which we invest may be denominated or quoted in currencies other than the U.S. dollar.

▪	The risks associated with investments in emerging markets, including many Caribbean Basin Countries in which we invest, are usually much greater than those associated with other foreign or U.S. markets.

▪	Certain actual or potential conflicts of interest and risks may arise in connection with the Adviser, including conflicts of interest caused by compensation arrangements, competition for the time and resources of the Adviser, conflicts of interest in connection with the management of the Fund’s business affairs, conflicts of interest with the Adviser’s management of other accounts, risk due to the Adviser’s actions on behalf of its other accounts and clients, risk due to inside information and risk in transactions with affiliates.

▪	Shares of our common stock may trade at a market price that is less than the NAV attributable to those shares.

▪	Sales of our common stock in this offering, or the perception that such sales may occur, may cause the market price of our common stock to decline.

▪	We may allocate the net proceeds, if any, from this offering in ways with which you may not agree or which may not enhance stockholder value.

▪	We may be unable to invest a portion of the net proceeds, if any, from this offering in a timely manner.

The risks and special considerations discussed above apply generally to the investments and strategies that the Adviser will use under normal market conditions. The Fund and the Adviser also may use other strategies and engage in other investment practices. Additional information about these investment strategies and practices and related risks is provided in the accompanying prospectus.

For more information about the risks described above and other risks, see “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Corporate Information

We were incorporated in the State of Maryland on March 10, 1992 and completed our initial public offering in 1993. We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our offices are located at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, and our telephone number is (800) TJH-FUND (toll-free) or (305) 271-1900. Our website address is http://herzfeld.com/cuba. The inclusion of our website address above and elsewhere in this prospectus supplement and the accompanying prospectus is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus.

THE OFFERING

Common stock offered by us	Shares of our common stock having an aggregate offering price of up to $[ ].
Common stock outstanding prior to this offering	[ ] shares.
Manner of offering	[ ] See “Plan of Distribution.”
Use of Proceeds

We intend to use all or substantially all of the net proceeds from this offering, if any, for acquiring investments in accordance with our investment objective and policies described in this prospectus supplement and for general corporate purposes. The Adviser anticipates that such proceeds, if received, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, which we anticipate will take not more than approximately three to six months from the time of any sales made under this offering. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. Although the Adviser anticipates that all of the proceeds from this offering will be invested pursuant to our investment objective and policies, some of the proceeds may be used to make capital gain distributions required to maintain our tax status as a regulated investment company. See “Use of Proceeds” in this prospectus supplement.

Distributions

We distribute annually to our stockholders substantially all of our net investment income and net short-term capital gains, if any. We determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses. See “Prospectus Supplement Summary—Distributions” in this prospectus supplement and “Dividends and Distributions; Dividend Reinvestment Plan” and “Taxation” in the accompanying prospectus.

NASDAQ Capital Market symbol of common stock	“CUBA”
Risk Factors

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Prospectus Supplement Summary—Summary Risk Factors” and “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus to read about factors you should carefully consider before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “us” or the Fund or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Fund.

Fee Table

Stockholder Transaction Expenses:
Sales load (as a percentage of the offering price)(1)	[ ]%
Offering expenses borne by us (as a percentage of offering price) (2)	[ ]%
Dividend reinvestment plan fees	None
Total stockholder transaction expenses (as a percentage of offering price).

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees	[ ]%
Other expenses (3)(estimated)	[ ]%
Total Annual Expenses (estimated)	[ ]%

(1)	The actual amounts in connection with any offering will be set forth in the prospectus supplement if applicable.

(2)	The offering expenses of this offering are estimated to be approximately $[ ]

(3)	“Other expenses” are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses. These expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction in the NAV of the shares of Common Stock.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above, and that we pay the transaction expenses set forth in the table above, including a sales load of 2.0% paid by you (the commission to be paid by us with respect to common stock sold by us in this offering).

Cumulative Expenses Paid for the Period of:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The example and the expenses in the tables above should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those shown. The foregoing table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. “Other Expenses” are based on estimated amounts for the current fiscal year. See “Management of the Fund” in the accompanying prospectus for additional information.

The example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of [   ]%. The tables above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. In addition, while the example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV. See “Dividends and Distributions; Dividend Reinvestment Plan” in the accompanying prospectus.

SUPPLEMENTAL RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth elsewhere in this prospectus supplement and in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially and adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to This Offering

Issuances of Our Common Stock. Sales of our common stock in this offering, or the perception that such sales may occur, could cause the market price of our common stock to fall. We may issue and sell shares of our common stock for aggregate gross proceeds of up to $[ ] [from time to time] in connection with this offering. The issuance and sale [from time to time] of these new shares of common stock, or the perception that such sales may occur, could have the effect of depressing the market price of our common stock or could impair our ability to raise capital through a future sale of our equity securities.

Allocation of Net Proceeds. We may allocate any net proceeds from this offering in ways with which you may not agree. We have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those intended at the time of this offering. You will not have the opportunity, as part of your investment decision, to assess whether the proceeds are being used appropriately. If we do not invest or apply any net proceeds from this offering in ways that enhance stockholder value, we may fail to achieve expected financial results, which could cause the market price of our common stock to decline.

Time Necessary to Invest. Delays in investing the net proceeds, if any, raised in this offering could harm our financial condition and operating results. Depending on market conditions and the availability of appropriate securities, we anticipate it will take not more than approximately three to six months from the time of any sales made under this offering to invest the net proceeds of any such sales in investments meeting our investment objective. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. These investments may earn yields substantially lower than the income that we would anticipate receiving if all or substantially all of the net proceeds of any sales under this offering are invested in accordance with our investment objective. However, we cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering, if any, on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

USE OF PROCEEDS

We estimate the net proceeds of the offering to be $[   ] ($[   ] if the over-allotment options is exercised in full) based on the public offering price of $[   ] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

Unless otherwise specified in the prospectus supplement, we intend to use all or substantially all of the net proceeds from a sale of our securities pursuant to this prospectus supplement, if any, for acquiring investments in accordance with our investment objective and policies described in this prospectus supplement and for general corporate purposes. The Adviser anticipates that such proceeds, if received, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, which we anticipate will take not more than approximately three to six months from the closing of any offering. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. Although the Adviser anticipates that a substantial portion of the proceeds from any offering will be invested pursuant to the Fund’s investment objective and policies, some of the proceeds may be used to make capital gain distributions required to maintain the Fund’s tax status as a regulated investment company.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of common stock outstanding for each period presented. The information for the fiscal years ended June 30, [   ] and Jund 30, [   ] have been audited by [   ], the Fund’s independent registered public accounting firm. The information for the fiscal years ended June 30, [   ] contained in the table was audited by the Fund’s former independent registered public accounting firm. Audited financial statements for the Fund for the fiscal year ended June 30, [   ], are included in the Annual Report to stockholders. The Annual Report to stockholders is available without charge by calling (800) TJH-FUND.

[To be provided.]

PRICE RANGE OF COMMON STOCK

The following table sets forth, for the periods indicated, the high and low sales prices for the shares on the NASDAQ Capital Market, the NAVs per share on the dates of the high and low sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV:

Share Price Data

Quarter Ended	High	NAV (on High Date)	Premium/ (Discount) (on High Date)	Low	NAV (on Low Date)	Premium/ (Discount) (on Low Date)

[To be provided.]

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103 serves as counsel to the Fund.

EXPERTS

The independent registered accounting firm of the Fund is [   ], located at [   ]. As the independent registered public accounting firm of the Fund, [   ] is an expert in accounting and auditing and audited the Fund’s financial statements included in the Fund’s Annual Report to Stockholders for the fiscal year ended [   ] (the “Annual Report”).

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus. We are also required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information about us. You may request copies of these reports and filings, including this prospectus supplement and accompanying prospectus, free of charge, make inquiries or request other information about us by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, or by telephone at (800) TJH-FUND (toll-free) or (305) 271-1900. Copies of these reports and filings are also available free of charge through our website at http://herzfeld.com/cuba. The inclusion of our website address above and elsewhere in this prospectus supplement is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement.

You may also inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or toll free at 1 (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

[FORM OF PROSPECTUS SUPPLEMENT]

(To Prospectus dated [   ], 2018)

[   ] Rights for [   ] Shares

Subscription Rights for Common Stock

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”, “we”, “us” or “our”) is issuing subscription rights (the “Rights”) to our common stockholders to purchase additional shares of common stock.

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, or the “1940 Act”. The Fund’s investment adviser is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc., or the “Adviser”. The Fund’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Adviser’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela, or the “Caribbean Basin Countries”. The Fund invests at least 80% of its total assets in a broad range of securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately [ ]% of the Fund’s total assets as of [ ]. Total assets includes the amount of any borrowings for investment purposes. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. For additional information, see “Investment Objective and Policies” in the accompanying prospectus. Equity and equity-linked securities include, but are not limited to, common stock, preferred stock, debt securities convertible into equity, warrants, options and futures. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that the Fund’s objective will be achieved.

Our common stock is traded on the NASDAQ Capital Market under the symbol “CUBA.” On [   ], 2018, the last reported sales price on the NASDAQ Capital Market for our common stock was $[   ] per share. We determine the NAV per share of our common stock no less frequently than monthly. Our NAV per share of our common stock as of [   ], 2018 was $[   ] (unaudited) and our total net assets were $[   ] (unaudited). As of [   ], 2018, there were [   ] shares of our common stock outstanding.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or determined if the accompanying prospectus or this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

Please carefully read this prospectus supplement and the accompanying prospectus before investing in our common stock and keep each for future reference. This prospectus supplement and the accompanying prospectus set forth concisely important information about us that a prospective investor ought to know before investing in our securities. The Fund is required to file with or submit to the U.S. Securities and Exchange Commission, or “SEC,” annual, semi-annual and quarterly reports, proxy statements and other information about us. You may request copies of these reports and filings, including this prospectus supplement and accompanying prospectus, free of charge, make inquiries or request other information about us by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 or by telephone at (800) TJH-FUND (toll-free) or (305) 271-1900. Copies of these reports and filings are also available free of charge through our website at http://herzfeld.com/cuba. The SEC also maintains a website at http://www.sec.gov that contains this information. The inclusion of our website address above and elsewhere in this prospectus supplement and the accompanying prospectus is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus.

Investing in common stock through Rights should be considered speculative and involves a high degree of risk, including the risk of a total loss of investment. Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Prospectus Supplement Summary—Summary Risk Factors” beginning on page R-[ ] of this prospectus supplement, “Supplemental Risk Factors” beginning on page R[ ] of this prospectus supplement, “Prospectus Summary—Risk Factors and Special Considerations” beginning on page [ ] of the accompanying prospectus and “Risk Factors and Special Considerations” beginning on page [ ] of the accompanying prospectus to read about the risks you should carefully consider before investing in our common stock.

STOCKHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR SHARES OF COMMON STOCK DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER SHARE OF COMMON STOCK IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

	Per Share			Total
Subscription price of Common Stock to shareholders exercising Rights	$			$
Underwriting discounts and commissions		[	]		[	]
Proceeds, before expenses, to the Fund (1)	$			$

(1)	The aggregate expenses of the offering are estimated to be $[ ].

PROSPECTUS SUPPLEMENT

Page
ABOUT THIS PROSPECTUS SUPPLEMENT	R-
PROSPECTUS SUPPLEMENT SUMMARY	R-
SUMMARY OF THE TERMS OF THE RIGHTS OFFERING	R-
DESCRIPTION OF THE RIGHTS OFFERING	R-
FEES AND EXPENSES	R-
SUPPLEMENTAL RISK FACTORS	R-
USE OF PROCEEDS	R-
FINANCIAL HIGHLIGHTS	R-
CAPITALIZATION	R-
PRICE RANGE OF COMMON STOCK	R-
LEGAL MATTERS	R-
EXPERTS
AVAILABLE INFORMATION

PROSPECTUS

PROSPECTUS SUMMARY
Information Regarding the Fund
The Offering
Information Regarding the Adviser and Custodian
Closed-End Fund Structure
Investment Focus
Summary Risk Factors and Special Considerations
FEES AND EXPENSES
Fee Table
FINANCIAL HIGHLIGHTS
PRICE RANGE OF COMMON STOCK
Share Price Data
USE OF PROCEEDS
INVESTMENT OBJECTIVE AND POLICIES
Investment Policies - General
Special Leverage Considerations
Repurchase Agreements
Debt Securities
Securities Lending
Portfolio Turnover
Investment Restrictions
RISK FACTORS AND SPECIAL CONSIDERATIONS
Risks Related to Offerings Pursuant to this Prospectus
Discount From Net Asset Value
Risks of Investing in Caribbean Basin Countries
Risks Relating to Equity and Equity-Linked Securities
Risk Relating to Our Adviser and its Affiliates
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
MANAGEMENT OF THE FUND
Board of Directors

Information About Directors and Officers
Risk Oversight
Committees of the Board
Ownership of the Fund By Directors
Director Compensation
Investment Adviser and Portfolio Manager
Investment Adviser
Portfolio Managers
Investment Advisory Agreement
Benefit to the Adviser
Rights Offerings
Expenses of the Fund
PORTFOLIO TRANSACTIONS AND BROKERAGE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
General
Code of Ethics
Compliance Policies and Procedures
Sarbanes-Oxley Act of 2002
Proxy Voting Policies and Procedures
DESCRIPTION OF COMMON STOCK
Share Repurchases and Tender Offers
Certain Provisions of Articles of Incorporation and Bylaws
Subscription Rights
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN
PLAN OF DISTRIBUTION
TAXATION
Federal Taxation of the Fund and its Distributions
DETERMINATION OF NET ASSET VALUE
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR
LEGAL MATTERS
EXPERTS
FINANCIAL STATEMENTS
AVAILABLE INFORMATION
APPENDIX A	A-1
APPENDIX B	B-1

ABOUT THIS PROSPECTUS SUPPLEMENT

The Fund has filed with the SEC a registration statement on Form N-2 (Securities Act File No. 333-202213; Investment Company Act File No. 811-06445) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was declared effective on [ ]. This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. This prospectus supplement may add, update or change information contained in the accompanying prospectus. To the extent that any statement we make in this prospectus supplement is inconsistent with statements made in the accompanying prospectus or any previously filed documents incorporated by reference herein or therein, the statements made in this prospectus supplement will be deemed to modify or supersede those made in the accompanying prospectus and such documents incorporated by reference herein and therein. Please carefully read this prospectus supplement and the accompanying prospectus, including the sections entitled “Prospectus Supplement Summary—Summary Risk Factors” and “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus, together with the additional information described under the heading “Available Information” included in this prospectus before investing in our common stock.

Neither we nor [   ] has authorized any dealer, salesperson, representative or other person to give any information or to make any representation other than those contained in this prospectus supplement, if any, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus supplement and is qualified in its entirety by the more detailed information included elsewhere in this prospectus supplement and the accompanying prospectus. This summary does not purport to be a complete discussion of all matters referred to in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of the offering of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the shares we are offering.

You should carefully read the sections entitled “—Summary Risk Factors” and “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations in the accompanying prospectus, and our financial statements included in our Annual Report to stockholders for the fiscal year ended June 30, [   ], filed with the SEC on [   ]. References to “fiscal year” mean our applicable fiscal year which ends on June 30th in such year.

Except where the context requires otherwise, the terms the “Fund,” “we,” “us” and “our” refer to The Herzfeld Caribbean Basin Fund, Inc. and the “Adviser” refers to HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc.

Overview

The Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland that has registered as an investment company under the 1940 Act. The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the “Code.”

Our investment objective is long-term capital appreciation. To achieve our objective, we invest in issuers that are likely, in the Adviser’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela, or the “Caribbean Basin Countries.” We invest at least 80% of our total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately [   ]% of the Fund’s total assets as of [   ]. Total assets includes the amount of any borrowings for investment purposes. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. For additional information, see “Investment Objective and Policies” in the accompanying prospectus. Equity and equity-linked securities include, but are not limited to, common stock, preferred stock, debt securities convertible into equity, warrants, options and futures. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that our investment objective will be achieved.

Distributions

We currently intend to distribute to stockholders, at least annually at such time so as to avoid imposition of excise taxes, substantially all of our investment company taxable income (i.e., net investment income and any net short-term capital gains less expenses). Net investment income for this purpose is income other than realized net capital gain (i.e., the extent of net long-term capital gains over net short-term capital losses). We determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses. Our current policy is to comply with the provisions of the Code, that are applicable to regulated investment companies and to distribute substantially all our taxable income to our stockholders. Under these provisions, we are not subject to federal income tax on our taxable income and no federal tax provision is required.

We paid annual distributions to our common stockholders of [   ].

For additional information, see “Dividends and Distributions; Dividend Reinvestment Plan” and “Taxation” in the accompanying prospectus.

Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company under the 1940 Act, commonly referred to as a “closed-end fund.” Closed-end management investment companies differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their stock at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end management investment company, he or she must trade them on the market, like any other stock, at the prevailing market price at that time.

With respect to a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem, or buy back, the shares at NAV. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end management investment companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end management investment companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as investments in illiquid securities.

When shares of closed-end management investment companies are traded, they may trade at a discount to their NAV. This characteristic of shares of closed- end management investment companies is a risk separate and distinct from the risk that the closed-end management investment company’s NAV may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to the Fund’s articles of incorporation.

Investment Focus

The Fund’s investment objective is to obtain long-term capital appreciation. This objective may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. As further described below, the Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from a Caribbean Basin Country, which we refer to collectively as “Caribbean Basin Companies.” Current income through receipt of interest or dividends from the Fund’s securities is incidental to the Fund’s efforts to attain its investment objective.

The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from economic, political, structural and technological developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. Total assets includes the amount of any borrowings for investment purposes. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately [   ]% of the Fund’s total assets as of [   ].

Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba, which we refer to as “companies strategically linked to Cuba.” Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

The United States re-established diplomatic relations with Cuba and reopened the U.S. embassy in Havana on July 20, 2015. Additionally, the U.S. Department of the Treasury has implemented certain regulatory changes that may facilitate travel to Cuba by U.S. trade delegations and by U.S. citizens who engage in certain commercial activities, although the future impact that these changes may have on travel related to possible investment in Cuba or Cuban securities (if any such investment activities become legally permissible) is not yet clear. There can be no assurances that the U.S. trade embargo against Cuba will ever be lifted or eased or, if and when such lifting or easing of the embargo commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund. If investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain risks and special considerations not typically associated with investing in securities of U.S. companies would be relevant to such securities. These risks include, among others, restrictions on foreign investment and on repatriation of capital invested in Cuba, unstable currency exchange and fluctuation, the absence of a capital market structure or market oriented economy, potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established), continued political and economic risks and other risks described in “—Summary Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus.

Equity securities of public and private companies that may be purchased by the Fund consist of common stock, convertible and non-convertible preferred stock (whether voting or non-voting), debt with equity warrants and unattached warrants. Debt issued with a warrant entitles the holder to purchase equity shares and differs from convertible debt because the conversion feature is in the form of a separately traded warrant. Equity-linked securities of public and private companies that may be purchased by the Fund consist of debt securities convertible into equity and securities such as warrants, options and futures, the prices of which are functions of the value of the equity securities receivable upon exercise or settlement thereof.

We may invest up to 20% of our assets in non-equity linked debt securities including foreign denominated corporate debt and sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities.

For more information, see “Investment Objective and Policies” in the accompanying prospectus.

Investment Opportunity

We intend to use all or substantially all of the net proceeds from this offering, if any, to acquire investments in accordance with our investment objective and policies as described in this prospectus supplement and for general corporate purposes. Our Adviser believes any such net proceeds may permit the Fund to make strategic investments in additional securities of issuers currently held by us or in other issuers not currently held by us without having to dispose of any securities we hold. Accordingly, we believe this offering may permit the Adviser to implement the Fund’s investment strategy more effectively. In addition to providing us the ability to invest pursuant to our investment strategy with more flexibility and efficiency, we may achieve certain economies of scale by spreading our fixed costs over a larger asset base, thereby reducing the Fund’s expense ratio per share. See also “Use of Proceeds” in this prospectus supplement.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Caribbean Basin Companies. An investment in the Fund should be considered speculative and involves a high degree of risk. The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

Risks that you should carefully consider before investing in our common stock include, but are not limited to, the following:

▪	Investing in the securities of Caribbean Basin Companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, but not limited to, currency fluctuations, political and economic risks, limited liquidity, high inflation and monetary repatriation restrictions.

▪	Equity securities in which we invest are sensitive to general movements in the stock market, may experience a decline in value due to adverse events affecting the issuer of such securities and, in the event of liquidation or bankruptcy of the issuer, would generally have a lower priority with respect to any distribution of the assets of the issuer than holders of other classes of securities or creditors.

▪	Equity-linked securities are subject to market risk and other risks of the referenced equity security, risks related to the market prices for debt securities and counterparty risk, among other risks.

▪	Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law; if investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain risks and special considerations not typically associated with investing in securities of U.S. companies would be relevant to those securities.

▪	As a “non-diversified” investment company, the Fund’s investments involve greater risks than would be the case for a similar diversified investment company.

▪	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

▪	We may not distribute to stockholders any net realized long-term capital gains in excess of net realized short-term capital losses.

▪	A stockholder’s economic and/or voting interest in the Fund may be diluted if we issue additional shares of common stock in this offering or in any subsequent offering.

▪	Certain provisions in our articles of incorporation, as amended, and our bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

▪	Certain local or global events have had, and may in the future have, a disruptive effect on the securities markets, including the market on which our common stock is traded.

▪	The NAV of our common stock may fluctuate significantly, and the NAV and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance.

▪	Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below NAV per share.

▪	Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States and often involve special risks not present in U.S. investments that can increase the chances that we will lose money.

▪	We may invest from time to time a substantial amount of our assets in issuers located in a single country or a limited number of countries, which may increase the risk and/or volatility of our investment performance.

▪	Changes in foreign currency exchange rates may affect the value of our portfolio as securities and other instruments in which we invest may be denominated or quoted in currencies other than the U.S. dollar.

▪	The risks associated with investments in emerging markets, including many Caribbean Basin Countries in which we invest, are usually much greater than those associated with other foreign or U.S. markets.

▪	Certain actual or potential conflicts of interest and risks may arise in connection with the Adviser, including conflicts of interest caused by compensation arrangements, competition for the time and resources of the Adviser, conflicts of interest in connection with the management of the Fund’s business affairs, conflicts of interest with the Adviser’s management of other accounts, risk due to the Adviser’s actions on behalf of its other accounts and clients, risk due to inside information and risk in transactions with affiliates.

▪	Shares of our common stock may trade at a market price that is less than the NAV attributable to those shares.

▪	Sales of our common stock in this offering, or the perception that such sales may occur, may cause the market price of our common stock to decline.

▪	We may allocate the net proceeds, if any, from this offering in ways with which you may not agree or which may not enhance stockholder value.

▪	We may be unable to invest a portion of the net proceeds, if any, from this offering in a timely manner.

The risks and special considerations discussed above apply generally to the investments and strategies that the Adviser will use under normal market conditions. The Fund and the Adviser also may use other strategies and engage in other investment practices. Additional information about these investment strategies and practices and related risks is provided in the accompanying prospectus.

For more information about the risks described above and other risks, see “Supplemental Risk Factors” in this prospectus supplement and “Prospectus Summary—Risk Factors and Special Considerations” and “Risk Factors and Special Considerations” in the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Corporate Information

We were incorporated in the State of Maryland on March 10, 1992 and completed our initial public offering in 1993. We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our offices are located at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, and our telephone number is (800) TJH-FUND (toll-free) or (305) 271-1900. Our website address is http://herzfeld.com/cuba. The inclusion of our website address above and elsewhere in this prospectus supplement and the accompanying prospectus is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]
Amount Available for Primary Subscription	$[ ]
Title	Subscription Rights for Common Stock
Subscription Price	Rights may be exercised at a price of $[ ] per share of Common Stock (the “Subscription Price”). See “Terms of the Offer.”
Record Date	Rights will be issued to holders of record of the Fund’s Common Stock on [ ] (the “Record Date”). See “Terms of the Offer.”
Number of Rights Issued	[ ] Right will be issued in respect of each share of Common Stock of the Fund outstanding on the Record Date. See “Terms of the Offer.”
Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase [ ] share of Common Stock of the Fund for every [ ] Rights exercised. The number of Rights to be issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [ ]. See “Terms of the Offer.”
Over-Subscription Privilege	[To be provided.]
Transfer of Rights	[To be provided.]
Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time [ ] (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”
Offer Expenses	The expenses of the Offer are expected to be approximately [ ]. See “Use of Proceeds.”
Sale of Rights	[To be provided.]
Use of Proceeds	The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $[ ] and assumes all new shares of Common Stock offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid. The Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three to six months. Pending such investment, the proceeds will be held in short-term cash-equivalent instruments. See “Use of Proceeds” in the accompanying prospectus.
Taxation	See “Taxation” in the accompanying prospectus.
Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “us” or the Fund or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Fund.

Fee Table

Stockholder Transaction Expenses:
Sales load (as a percentage of the offering price)(1)	[ ]%
Expenses of the Offer (as a percentage of offering price) (1)	[ ]%
Dividend reinvestment plan fees	None
Total stockholder transaction expenses (as a percentage of offering price)

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees	[ ]%
Other expenses (estimated)(2)	[ ]%
Acquired fund fees and expenses(3)
Total Annual Expenses	[ ]%

(1)	The actual amounts in connection with any offering will be set forth in the prospectus supplement if applicable.

(2)	“Other expenses” are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses. These expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction in the NAV of the shares of Common Stock.

(3)	Includes fees and expenses of approximately [ ]% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above, and that we pay the transaction expenses set forth in the table above, including a sales load of 2.0% paid by you (the commission to be paid by us with respect to common stock sold by us in this offering).

Cumulative Expenses Paid for the Period of:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The example and the expenses in the tables above should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those shown. The foregoing table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. “Other Expenses” are based on estimated amounts for the current fiscal year. See “Management of the Fund” in the Fund’s prospectus for additional information.

The example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of [ ]%. The tables above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. In addition, while the example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV. See “Dividends and Distributions; Dividend Reinvestment Plan”in the accompanying prospectus.

SUPPLEMENTAL RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth elsewhere in this prospectus supplement and in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially and adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to This Offering

Dilution of Net Asset Value and Effect of Non-Participation in the Offer If a stockholder does not exercise all of his Rights, the stockholder will likely own a smaller proportional interest in the Fund when the Offer is over (i.e., proportional dilution). In addition, whether or not a stockholder exercises his Rights, because the subscription price (and net proceeds to the Fund) may be below the Fund’s NAV per share on the expiration date the per share NAV of a stockholder’s shares may be diluted (reduced) immediately as a result of the Offer (i.e., economic dilution).

The Fund cannot state precisely the amount of any dilution/accretion because it is not known at this time.

Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a “discount”). The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s shares are not redeemable at the request of stockholders. The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NASDAQ Capital Market or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

Under Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

USE OF PROCEEDS

We estimate the net proceeds of the offering to be $[ ] ($[ ] if the over-allotment options is exercised in full) based on the public offering price of $[ ] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

Unless otherwise specified in the prospectus supplement, we intend to use all or substantially all of the net proceeds from a sale of our securities pursuant to this prospectus summary, if any, for acquiring investments in accordance with our investment objective and policies described in this prospectus supplement and for general corporate purposes. The Adviser anticipates that such proceeds, if received, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, which we anticipate will take not more than approximately three to six months from the closing of any offering. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. Although the Adviser anticipates that a substantial portion of the proceeds from any offering will be invested pursuant to the Fund’s investment objective and policies, some of the proceeds may be used to make capital gain distributions required to maintain the Fund’s tax status as a regulated investment company.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of common stock outstanding for each period presented. The information for the fiscal year ended June 30, [ ] and June 30, [ ] have been audited by [ ], the Fund’s independent registered public accounting firm. The information for the fiscal years ended June 30, [ ] contained in the table was audited by the Fund’s former independent registered public accounting firm. Audited financial statements for the Fund for the fiscal year ended June 30, [ ], are included in the Annual Report to stockholders. The Annual Report to stockholders is available without charge by calling (800) TJH-FUND.

[To be provided.]

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON STOCK

The following table sets forth, for the periods indicated, the high and low sales prices for the shares on the NASDAQ Capital Market, the NAVs per share on the dates of the high and low sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV:

Share Price Data

Quarter Ended	High	NAV (on High Date)	Premium/ (Discount) (on High Date)	Low	NAV (on Low Date)	Premium/ (Discount) (on Low Date)

[To be provided.]

LEGAL MATTERS

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103 serves as counsel to the Fund.

EXPERTS

The independent registered accounting firm of the Fund is [ ], located at [ ]. As the independent registered public accounting firm of the Fund, [ ] is an expert in accounting and auditing and audited the Fund’s financial statements included in the Fund’s Annual Report to Stockholders for the fiscal year ended [ ] (the “Annual Report”).

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus. We are also required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information about us. You may request copies of these reports and filings, including this prospectus supplement and accompanying prospectus, free of charge, make inquiries or request other information about us by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, or by telephone at (800) TJH-FUND (toll-free) or (305) 271-1900. Copies of these reports and filings are also available free of charge through our website at http://herzfeld.com/cuba. The inclusion of our website address above and elsewhere in this prospectus supplement is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement.

You may also inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or toll free at 1 (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.